Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Santander Consumer USA Inc. (the “Company”) and J.P. Morgan Securities LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Drive Auto Receivables Trust 2021-1 (the “Transaction”).

The information provided to us, including the information set forth in the Statistical Receivable File (as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 17, 2021, at the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) and obtained a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of February 28, 2021, with respect to 110,372 automobile receivables (the “Initial Receivable File”). At the Company’s instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Initial Receivable File.

Further, on March 30, 2021, we accessed the Company Website and obtained a supplemental data file containing, for each Sample Receivable, the origination date, model year, co-obligor indicator, payment to income ratio and FICO score that are expected to be presented in the Regulation AB - Schedule AL for the Transaction (the “Supplemental Receivable File”). We were instructed by representatives of the Company to append the Initial Receivable File with the information set forth on the Supplemental Receivable File. The Initial Receivable File, as adjusted, is hereinafter referred to as the “Statistical Receivable File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

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Characteristics

1.   Vehicle identification number (“VIN”)

2.   Origination date

3.   Original amount financed

4.   Original term to maturity

5.   Model type (new/used)

6.   Original monthly P&I payment

7.   Original annual percentage rate

8.   Current monthly P&I payment

9.   Current annual percentage rate

10. FICO score

11. Loss forecasting score

12. Origination date (month and year) - Schedule AL

13. Model year – Schedule AL

14. Co-obligor indicator (true/false)– Schedule AL

15. FICO score – Schedule AL

16. Payment to income ratio – Schedule AL

We compared Characteristics 1. through 7. and 12. through 14. to the corresponding information set forth on or derived from an Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5., 8., 9., 11. and 16. to the corresponding information set forth on queries (collectively, the “Funding System Query”), provided to us by the Company on March 18, 2021, from the Company’s funding system (the “Funding System”).

We compared Characteristics 10. and 15. to the corresponding information set forth on the Funding System Query for each Sample Receivable, except for the Sample Receivables indicated in Appendix A, which were compared to the corresponding information set forth on screen shots (the “Credit System Screen Shots”) from the Company’s credit system (the “Credit System”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

●	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

●	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;”

●

with respect to Characteristic 5., for those Sample Receivables in which the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract,” Title Certificate or the “Approval Letter.” Further, a model type of (i) “refinance,” as set forth on the Contract, Purchase Contract, Title Certificate or Approval Letter is deemed to be “in agreement” with “used,” as set forth on the Statistical Receivable File and (ii) “demo,” as set forth on the Contract, Purchase Contract, Title Certificate or Approval Letter, is deemed to be “in agreement” with “new,” as set forth on the Statistical Receivable File;

●	with respect to Characteristics 6. and 8., differences of $1.00 or less are deemed to be “in agreement;”

●

with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the Statistical Receivable File. Further, differences of 0.12% or less are deemed to be “in agreement;”

●

with respect to Characteristic 10., a FICO score of “0,” as indicated on the Funding System Query, is deemed to be “in agreement” with a “blank” FICO score, as indicated on the Statistical Receivable File;

●

with respect to Characteristic 11., a loss forecasting score of “NULL,” as indicated on the Funding System Query, is deemed to be “in agreement” with a “blank” loss forecasting score, as indicated on the Statistical Receivable File; and

●	with respect to Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

●	a Title Certificate (as defined above);

●	the security interest of the Company, Chrysler Capital or Drive Financial Services, LP (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

●

a Credit Application or an Application for Financing (collectively, the “Application”) for those Sample Receivables not (i) acquired from HSBC or Triad or (ii) originated or refinanced on a specified platform, each as indicated by representatives of the Company;

●

a Credit Bureau Report, for those Sample Receivables originated by the Company, Chrysler Capital or Drive Financial Services, LP, with the exception of receivables originated on a specified platform, as indicated by representatives of the Company;

●	a Truth-in-Lending Disclosure Statement; and

●

the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables not (i) acquired from HSBC or Triad, (ii) originated or refinanced on a specified platform or (iii) having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Receivable Documents, except as indicated in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 1, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 1, 2021.

In applying our agreed-upon procedures as outlined above, we performed our comparison with respect to Characteristics 10. and 15. to the Credit System Screen Shots for the following Sample Receivables:

15138944
21117754

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 1, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in FICO score.
2	Two differences in FICO score – Schedule AL.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 1, 2021

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Credit System Screen Shots

1	21117754	FICO score	BLANK	617
1	15138944	FICO score	489	508
2	21117754	FICO score – Schedule AL	0	617
2	15138944	FICO score – Schedule AL	489	508

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.